Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 11-K of the City Holding Company 401(k) Plan and Trust (the “Plan”) for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles R. Hageboeck, Chief Financial Officer of City Holding Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ CHARLES R. HAGEBOECK

Charles R. Hageboeck Chief Financial Officer

Date: June 24, 2003

A signed original of this written statement required by Section 906 has been provided to City Holding Company and will be retained by City Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.